EXHIBIT 32.1

Section 906 Certification

Pursuant to 18 U.S.C. §  1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of COVENANT BANCSHARES, INC. (the “Company”) hereby certify that:

(i)            the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William S. Winston
William S. Winston
Chairman of the Board and Chief Executive Officer

Date:	February 12, 2013

/s/ Herman L. Davis
Herman L. Davis
Senior Vice President and Chief Financial Officer

Date:	February 12, 2013